FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-09699

                           AMERICAN EAGLE FUNDS, INC.
               (Exact name of registrant as specified in charter)

              301 CARLSON PARKWAY, SUITE 120, MINNETONKA, MN 55305
               (Address of principal executive offices) (Zip code)

                                 JAMES R. JUNDT
              301 CARLSON PARKWAY, SUITE 120, MINNETONKA, MN 55305
                     (Name and address of agent for service)

                                 (800) 541-0677
              (Registrant's telephone number, including area code)


Date of fiscal year end: 12/31/03

Date of reporting period: 12/31/03

ITEM 1.  REPORTS TO STOCKHOLDERS.








                                     [LOGO]



                           AMERICAN EAGLE FUNDS, INC.



                   AMERICAN EAGLE CAPITAL APPRECIATION FUND

                           AMERICAN EAGLE TWENTY FUND

                      AMERICAN EAGLE LARGE-CAP GROWTH FUND




                                  ANNUAL REPORT




                                DECEMBER 31, 2003

LETTER TO SHAREHOLDERS


DEAR SHAREHOLDER,
Multiple signs of a healthier economy translated into sharply improved equity markets performance during 2003. The nation's gross domestic product grew at an 8.2% annual growth rate in the third quarter. This was more than double the growth rate in the second quarter of 2003 and represents the fastest quarterly growth rate in nearly 20 years. As a result of 2003's economic momentum, stocks enjoyed their best showing since 1999.

A year ago we wrote that it had appeared to us that the market, at least for growth stocks, had made a bottom on July 24th of the previous summer, a day in which more than 25% of the companies on the New York Stock Exchange (NYSE) hit new lows. The public, and Wall Street in general, was questioning the viability of many companies. The turnaround in investor sentiment has been nothing less than spectacular. All the major indices have made new current cycle highs ten months into the steepest broad-based rise in NYSE stocks in 50 years.

A keen market observer recently described the environment as being the "perfect combination" of strong economic growth, low interest rates, low inflation, and a gradually falling dollar. These factors, coupled with historic productivity numbers, have fostered a sharp increase in corporate profits and a dramatic change in investor psychology. In 2003, 460 of the stocks in the S&P 500 index advanced. Statistics for the NASDAQ composite equities were very similar.

History suggests that this monolithic rise in securities prices won't go on much longer. The recoveries after major lows in 1932 and 1974 (and in 1992 on the Japan Nikkei index) lasted only 6 to 7 months before a correction set in. The current ten-month movement almost equals the two longest previous advances of 11 months. Furthermore, we believe stocks in general, by historical P/E measurement, are no longer undervalued.

The obvious things to worry about include a tighter than currently expected Presidential race, a dollar crisis, terrorist activity, and profit expectations getting ahead of reality. In recent weeks, there have been several instances where companies that failed to meet analyst estimates suffered sharp price declines in their stock.

We have from time to time temporarily increased our cash positions throughout 2003. As a result, the Funds may not have participated in market advances to the same extent that they would have if they had remained more fully invested. As 2003 progressed, we continued to reduce our portfolio's overall invested exposure by shorting S&P 500 and Nasdaq 100 index futures. This positioning, however, resulted in relatively flat to negative performance in the 4th quarter despite the major indices making significant gains (the S&P 500 index gained 12.18% in the 4th quarter of 2003).

The Funds were able to partially overcome the increasingly hedged positions of the portfolios due to significant gains in certain securities. For example, XM Satellite Radio was up 880% in 2003. Due to this significant gain, the Funds held the following percentages of their total assets in XM Satellite Radio as of December 31, 2003: Capital Appreciation Fund -- 20.0%; Twenty Fund -- 20.2%; Large-Cap Growth Fund -- 0% (position was liquidated prior to December 31,
2003). The Capital Appreciation Fund and Twenty Fund have entered into a significant number of short sale transactions during 2003 in an effort to reduce their overall exposure to this single security. Another example is Charter Communications, which was up 241% in 2003 (the convertible bonds were up 384%). Due to this gain, the Funds held the following percentages of their total assets in Charter Communications (common stock and/or convertible bonds) as of December 31, 2003: Capital Appreciation Fund -- 17.7%; Twenty Fund -- 18.2%; Large-Cap Growth Fund -- 6.4% (a significant portion of the position was liquidated prior to December 31, 2003).

As these examples illustrate, the Funds' significant exposure in the national radio and/or cable industries have had a positive impact on performance. During the latter part of 2003, primarily as a result of market appreciation, certain Funds' exposure to these industries approached or in some cases exceeded 25% of total assets.

Due to these strong performers, the Capital Appreciation Fund and the Twenty Fund exceeded their primary benchmark indices and peer-group composites. The Large-Cap Growth Fund trailed both its primary benchmark index and peer-group composite because of its significant hedge and cash position in the portfolio.

The outlook for 2004 is positive, in our opinion, because of the economic backdrop. However, the current evaluations and an extremely bullish investor sentiment lead us to believe that 2004 could be a year of psychological swings in the market. This would not be unprecedented. The election years of 1980 and 1984 each had 15% corrections although the results for the years were positive.

The pages that follow contain important information regarding the performance of each Fund for the one-year period ended December 31, 2003, as well as over the life of each Fund. Included are the average annual total returns of each Fund's primary benchmark index and the average annual total return of its peer-group composite of mutual funds. Each Fund's past performance

LETTER TO SHAREHOLDERS (concluded)


is not necessarily an indication of how the Fund will perform in the future, and the performance information does not reflect the deduction of taxes that would be paid on fund distributions or the redemptions of fund shares. You should review the information that relates to your Fund.


Thank you for investing in the American Eagle Funds.


Sincerely,


/s/ James R. Jundt


James R. Jundt
Chairman

AMERICAN EAGLE CAPITAL APPRECIATION FUND


THE AMERICAN EAGLE CAPITAL APPRECIATION FUND IS A NON-DIVERSIFIED FUND that employs an aggressive yet flexible investment program. In normal market conditions, the Fund emphasizes a core portfolio of approximately 30 to 50 securities of primarily American growth companies, without regard to their size. In normal market conditions, at least 65% of the Fund's total assets must be invested in equity investments. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.

COMPOSITION OF THE FUND'S PORTFOLIO AS OF DECEMBER 31, 2003
(AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

                                  [PIE CHART]

                        Biotechnology               9.3%
                        Cable                      30.7%
                        Cellular Services           3.5%
                        Computer Hardware           1.0%
                        Computer Services/Software  0.8%
                        Energy                      1.9%
                        Internet Services           0.6%
                        Media                       3.4%
                        Medical Devices             2.0%
                        Miscellaneous               1.4%
                        National Radio             24.0%
                        Oil Field Machinery         2.3%
                        Other Assets in excess
                          of Liabilities            2.3%
                        Pharmaceuticals            10.5%
                        Radio                       2.3%
                        Retail                      1.5%
                        Telecommunications
                          Infrastructure            2.5%

           PERFORMANCE DATA: AMERICAN EAGLE CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------


                              [PLOT POINTS GRAPH]


                     AMERICAN EAGLE
                        CAPITAL                             LIPPER CAPITAL
                      APPRECIATION       RUSSELL 1000        APPRECIATION
                        FUND(1)         GROWTH INDEX(2)     FUND INDEX(3)
      --------------------------------------------------------------------
      12/31/1999        $10,000           $10,000               $10,000
      --------------------------------------------------------------------
      12/31/2003        $10,958           $ 5,783               $ 7,368
      --------------------------------------------------------------------


       AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2003)
       ------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        SINCE
                                                   1 YEAR           INCEPTION(4)
--------------------------------------------------------------------------------
AMERICAN EAGLE CAPITAL APPRECIATION FUND            33.25%               2.31%
--------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX                           29.75              (12.78)
--------------------------------------------------------------------------------
LIPPER CAPITAL APPRECIATION FUND INDEX              31.15               (7.35)
--------------------------------------------------------------------------------

(1) Total return is based on a hypothetical investment at the Fund's inception on December 30, 1999. ACTUAL PERFORMANCE OF INVESTORS WILL VARY DEPENDING UPON THE TIMING OF THEIR INVESTMENTS IN THE FUND. Total return assumes reinvestment of all dividends and distributions. Investments in IPOs, during a period favorable for IPO investing, contributed substantially to the quoted performance of American Eagle Capital Appreciation Fund for the period ended December 31, 2000. Several other factors also contributed to the Fund's higher return in 2000, including its shorter operating history and smaller asset base. There is no assurance that conditions will exist in the future that will have a similar effect on performance.

(2) The Russell 1000 Growth Index measures performance of the companies within the Russell 1000 Index (the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is not an actual investment and does not reflect the deductions of expenses that mutual fund investors bear.

(3) The Lipper Capital Appreciation Fund Index measures the composite performance of the 30 largest "capital appreciation" mutual funds, as categorized by Lipper Analytical Services, Inc. The performance is presented net of the funds' fees and expenses and assumes reinvestment of all distributions. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.

(4) Inception date is December 30, 1999, for both the Fund's shares and for index data.

PAST PERFORMANCE OF THE FUND SHOULD NOT BE CONSIDERED PREDICTIVE OF FUTURE FUND PERFORMANCE. THE RETURN INFORMATION PROVIDED FOR THE FUND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT SHAREHOLDERS WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF FUND SHARES WILL FLUCTUATE SO THAT SUCH SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN SMALLER- AND MEDIUM-CAPITALIZATION COMPANIES MAY EXPERIENCE GREATER DAILY PRICE FLUCTUATIONS THAN INVESTMENTS IN LARGER COMPANIES. NON-DIVERSIFIED MUTUAL FUNDS MAY EXPERIENCE GREATER PRICE VOLATILITY THAN DIVERSIFIED MUTUAL FUNDS. SELLING SECURITIES SHORT, EMPLOYING LEVERAGE AND INVESTING IN OPTIONS AND FUTURES CONTRACTS INVOLVE ADDITIONAL INVESTMENT RISK.

SCHEDULE OF INVESTMENTS
                                        American Eagle Capital Appreciation Fund
                                                               December 31, 2003

COMMON STOCKS
Industry Description and Issue             Number of Shares              Cost   Market Value(a)
-----------------------------------------------------------------------------------------------
BIOTECHNOLOGY (9.3%)
-----------------------------------------------------------------------------------------------
   Amgen, Inc. (b)                                    1,700          $104,954          $105,060
   Biogen Idec Inc. (b)                                 500            17,611            18,390
   EntreMed, Inc. (b)                                34,000           132,472           113,560
   Flamel Technologies S.A. ADR (b)(g)                2,600            71,999            69,654
   Geron Corporation (b)                              4,800            75,527            47,856
   Telik, Inc. (b)                                    1,400            28,000            32,214
   XOMA Ltd. (b)(g)                                  15,600           127,634           102,960
                                                                     --------------------------
                                                                      558,197           489,694
                                                                     --------------------------
CABLE (13.3%)
-----------------------------------------------------------------------------------------------
   Charter Communications, Inc. -- Class A (b)       51,300           167,836           206,226
   Comcast Corporation -- Class A (b)                 8,100           200,572           253,368
   Cox Communication Inc. -- Class A (b)              4,600           112,960           158,470
   Mediacom Communications Corporation (b)            9,800            64,701            84,966
                                                                     --------------------------
                                                                      546,069           703,030
                                                                     --------------------------
CELLULAR SERVICES (3.5%)
-----------------------------------------------------------------------------------------------
   AT&T Wireless Services Inc. (b)                   20,900           199,036           166,991
   Sprint Corp PCS Group (b)                          3,500            13,476            19,670
                                                                     --------------------------
                                                                      212,512           186,661
                                                                     --------------------------
COMPUTER HARDWARE (1.0%)
-----------------------------------------------------------------------------------------------
   Intel Corporation                                  1,700            52,387            54,740
                                                                     --------------------------
                                                                       52,387            54,740
                                                                     --------------------------
COMPUTER SERVICES/SOFTWARE (0.8%)
-----------------------------------------------------------------------------------------------
   Intuit Inc. (b)                                      800            34,321            42,328
                                                                     --------------------------
                                                                       34,321            42,328
                                                                     --------------------------
ENERGY (1.9%)
-----------------------------------------------------------------------------------------------
   Schlumberger Limited (g)                           1,800            86,298            98,496
                                                                     --------------------------
                                                                       86,298            98,496
                                                                     --------------------------
INTERNET SERVICES (0.6%)
-----------------------------------------------------------------------------------------------
   InterActiveCorp (b)                                  500            16,817            16,965
   Netease.com Inc. ADR (b)(g)                          400            17,720            14,760
                                                                     --------------------------
                                                                       34,537            31,725
                                                                     --------------------------
MEDIA (3.4%)
-----------------------------------------------------------------------------------------------
   The News Corporation Limited ADR (g)                 497            21,303            15,034
   The Walt Disney Company                            7,100           144,594           165,643
                                                                     --------------------------
                                                                      165,897           180,677
                                                                     --------------------------
MEDICAL DEVICES (2.0%)
-----------------------------------------------------------------------------------------------
   Align Technology, Inc. (b)                           700             2,968            11,564
   Boston Scientific Corporation (b)                  1,800            60,069            66,168
   Zimmer Holdings, Inc. (b)                            400            16,729            28,160
                                                                     --------------------------
                                                                       79,766           105,892
                                                                     --------------------------
MISCELLANEOUS (1.4%)
-----------------------------------------------------------------------------------------------
   Hughes Electronics Corporation (b)                 4,445           108,567            73,565
                                                                     --------------------------
                                                                      108,567            73,565
                                                                     --------------------------

See accompanying notes to schedule of investments.                             5

                                        American Eagle Capital Appreciation Fund
                                                               December 31, 2003

COMMON STOCKS (CONCLUDED)
Industry Description and Issue             Number of Shares              Cost   Market Value(a)
-----------------------------------------------------------------------------------------------
NATIONAL RADIO (24.0%)
-----------------------------------------------------------------------------------------------
   XM Satellite Radio Holdings Inc. -- Class A (b)(e)  48,200      $  483,064        $1,270,552
                                                                   ----------------------------
                                                                      483,064         1,270,552
                                                                   ----------------------------
OIL FIELD MACHINERY (2.3%)
-----------------------------------------------------------------------------------------------
   Nabors Industries, Ltd (b)(g)                        1,500          57,573            62,250
   Noble Corporation (b)(g)                             1,700          60,011            60,826
                                                                   ----------------------------
                                                                      117,584           123,076
                                                                   ----------------------------
RADIO (2.3%)
-----------------------------------------------------------------------------------------------
   Clear Channel Communications, Inc.                   2,600          92,060           121,758
                                                                   ----------------------------
                                                                       92,060           121,758
                                                                   ----------------------------
RETAIL (1.5%)
-----------------------------------------------------------------------------------------------
   Costco Wholesale Corporation (b)                       800          27,022            29,744
   Wal-Mart Stores, Inc.                                  900          47,431            47,745
                                                                   ----------------------------
                                                                       74,453            77,489
                                                                   ----------------------------
PHARMACEUTICALS (10.5%)
-----------------------------------------------------------------------------------------------
   Abbott Laboratories (e)                              3,200         115,526           149,120
   Forest Laboratories, Inc. (b)(e)                       700          36,426            43,260
   Johnson & Johnson                                    5,600         293,001           289,296
   The Medicines Company (b)                            2,500          54,524            73,650
                                                                   ----------------------------
                                                                      499,477           555,326
                                                                   ----------------------------
TELECOMMUNICATIONS INFRASTRUCTURE (2.5%)
-----------------------------------------------------------------------------------------------
   California Amplifier, Inc. (b)                       9,400         138,942           132,258
                                                                   ----------------------------
                                                                      138,942           132,258
                                                                   ----------------------------
TOTAL COMMON STOCKS (80.3%)                                         3,284,131         4,247,267
                                                                   ============================





6                             See accompanying notes to schedule of investments.

SCHEDULE OF INVESTMENTS (concluded)
                                        American Eagle Capital Appreciation Fund
                                                               December 31, 2003

CONVERTIBLE BONDS
Industry Description and Issue                           Principal Amount          Cost       Market Value(a)
-------------------------------------------------------------------------------------------------------------
CABLE (17.4%)
-------------------------------------------------------------------------------------------------------------
   Charter Communications, 4.75%, due 06/01/2006,
    convertible into Charter Communications common stock     $1,033,000         $  615,069         $  919,370
                                                                                -----------------------------
TOTAL CONVERTIBLE BONDS (17.4%)                                                    615,069            919,370
                                                                                =============================
   Total investments in securities (97.7%)                                      $3,899,200(c)      $5,166,637
                                                                                ==========
   Other assets in excess of liabilities (2.3%)                                                       124,019
                                                                                                   ----------
NET ASSETS (100.0%)                                                                                $5,290,656
                                                                                                   ==========

Notes to Schedule of Investments:
Percentage of investments as shown is the ratio of the total market value to total net assets.
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) Cost for federal income tax purposes at December 31, 2003 was $4,768,302. The aggregate gross unrealized appreciation and depreciation on investments in securities based on this cost were:

    ---------------------------------------------
    Gross unrealized appreciation      $  592,264
    Gross unrealized depreciation        (193,929)
                                       ----------
    Net unrealized appreciation        $  398,335
    ---------------------------------------------

(d) As of December 31, 2003, initial margin deposits of $323,000 have been pledged in connection with the following open short futures contracts.

    -----------------------------------------------------------------
                                                           UNREALIZED
    CONTRACTS              ISSUE           MARKET VALUE  DEPRECIATION
    -----------------------------------------------------------------
    8           S&P 500 -- March 2004        $2,221,200    $  (84,381)
    13          NASDAQ 100 -- March 2004      1,912,300       (80,243)
    -----------------------------------------------------------------
    Total                                    $4,133,500    $ (164,624)
    -----------------------------------------------------------------

(e) Securities pledged, with a market value of $618,836, as collateral for the following short sale open as of December 31, 2003:

    ------------------------------------------------------------------------
    SHARES                           ISSUE                      MARKET VALUE
    ------------------------------------------------------------------------
    37,600       XM Satellite Radio Holdings Inc. -- Class A        $991,136
    ------------------------------------------------------------------------
    Total        (Net proceeds $791,687)                            $991,136
    ------------------------------------------------------------------------

(f) Schedule of Options Written

    CONTRACTS (100 SHARES PER CONTRACT)                                   VALUE
    ---------------------------------------------------------------------------
    CALL OPTIONS
                    XM Satellite Radio Holdings Inc. -- Class A
    40              Expiration January 2004, Exercise Price $17.50      $36,800
    ---------------------------------------------------------------------------
                    Total Call Options Written (Premiums received
    40              $25,879)                                            $36,800
    ---------------------------------------------------------------------------

(g) Represents foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System.

    ADR - American Depository Receipt

(h) Investment represents five percent or more of the outstanding voting securities of the issuer, and is or was an affiliate of American Eagle Capital Appreciation Fund, as defined in the Investment Company Act of 1940 at or during the period ended December 31, 2003. The activity for investments in Common Stocks of Affiliates is as follows:

                                       BEGINNING      PURCHASE         SALES        ENDING      DIVIDEND  NET REALIZED
    DESCRIPTION                             COST          COST          COST          COST        INCOME  GAINS/LOSSES
    ------------------------------------------------------------------------------------------------------------------
    Famous Dave's of America, Inc.      $315,800      $     --      $315,800      $      0      $     --      $(39,785)
    ------------------------------------------------------------------------------------------------------------------
    Total                               $315,800      $     --      $315,800      $      0      $     --      $(39,785)
    ------------------------------------------------------------------------------------------------------------------

    Investment was not an affiliate for the entire year.

See accompanying notes to schedule of investments and financial statements.    7

AMERICAN EAGLE TWENTY FUND


THE AMERICAN EAGLE TWENTY FUND IS A NON-DIVERSIFIED FUND THAT, IN NORMAL market conditions, maintains a more concentrated portfolio of approximately, but not less than, 20 securities of primarily American growth companies, without regard to their size. In normal market conditions, at least 65% of the Fund's total assets must be invested in equity investments. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.

COMPOSITION OF THE FUND'S PORTFOLIO AS OF DECEMBER 31, 2003
(AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

                                  [PIE CHART]

                        Biotechnology               3.0%
                        Cable                      29.5%
                        Cellular Services           5.1%
                        Computer Hardware           1.0%
                        Computer Services/Software  0.8%
                        Energy                      1.9%
                        Internet Services           0.4%
                        Media                       0.3%
                        Medical Devices             1.1%
                        Miscellaneous               1.4%
                        National Radio             24.2%
                        Oil Field Machinery         2.4%
                        Pharmaceuticals            10.1%
                        Radio                       2.2%
                        Retail                      0.6%
                        Short-Term Securities/
                          Other Assets in excess
                          of Liabilities           16.0%

                  PERFORMANCE DATA: AMERICAN EAGLE TWENTY FUND

--------------------------------------------------------------------------------


                              [PLOT POINTS GRAPH]


                     AMERICAN EAGLE                         LIPPER CAPITAL
                        TWENTY           RUSSELL 1000        APPRECIATION
                        FUND(1)         GROWTH INDEX(2)     FUND INDEX(3)
      --------------------------------------------------------------------
      12/31/1999        $10,000           $10,000               $10,000
      --------------------------------------------------------------------
      12/31/2003        $11,238           $ 5,783               $ 7,368
      --------------------------------------------------------------------


       AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2003)
       ------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        SINCE
                                                   1 YEAR           INCEPTION(4)
--------------------------------------------------------------------------------
AMERICAN EAGLE TWENTY FUND                          34.67%               2.96%
--------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX                           29.75              (12.78)
--------------------------------------------------------------------------------
LIPPER CAPITAL APPRECIATION FUND INDEX              31.15               (7.35)
--------------------------------------------------------------------------------

(1) Total return is based on a hypothetical investment at the Fund's inception on December 30, 1999. ACTUAL PERFORMANCE OF INVESTORS WILL VARY DEPENDING UPON THE TIMING OF THEIR INVESTMENTS IN THE FUND. Total return assumes reinvestment of all dividends and distributions. Investments in IPOs, during a period favorable for IPO investing, contributed substantially to the quoted performance of American Eagle Twenty Fund for the period ended December 31, 2000. Several other factors also contributed to the Fund's higher return in 2000, including its shorter operating history and smaller asset base. There is no assurance that conditions will exist in the future that will have a similar effect on performance.

(2) The Russell 1000 Growth Index measures performance of the companies within the Russell 1000 Index (the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is not an actual investment and does not reflect the deductions of expenses that mutual fund investors bear.

(3) The Lipper Capital Appreciation Fund Index measures the composite performance of the 30 largest "capital appreciation" mutual funds, as categorized by Lipper Analytical Services, Inc. The performance is presented net of the funds' fees and expenses and assumes reinvestment of all distributions. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.

(4) Inception date is December 30, 1999, for both the Fund's shares and for index data.

PAST PERFORMANCE OF THE FUND SHOULD NOT BE CONSIDERED PREDICTIVE OF FUTURE FUND PERFORMANCE. THE RETURN INFORMATION PROVIDED FOR THE FUND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT SHAREHOLDERS WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF FUND SHARES WILL FLUCTUATE SO THAT SUCH SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN SMALLER- AND MEDIUM-CAPITALIZATION COMPANIES MAY EXPERIENCE GREATER DAILY PRICE FLUCTUATIONS THAN INVESTMENTS IN LARGER COMPANIES. NON-DIVERSIFIED MUTUAL FUNDS MAY EXPERIENCE GREATER PRICE VOLATILITY THAN DIVERSIFIED MUTUAL FUNDS. SELLING SECURITIES SHORT, EMPLOYING LEVERAGE AND INVESTING IN OPTIONS AND FUTURES CONTRACTS INVOLVE ADDITIONAL INVESTMENT RISK.

COMMON STOCKS
Industry Description and Issue             Number of Shares              Cost     Market Value(a)
-------------------------------------------------------------------------------------------------
BIOTECHNOLOGY (3.0%)
-------------------------------------------------------------------------------------------------
   Amgen, Inc. (b)                                       1,300          $ 79,957         $ 80,340
   Biogen Idec Inc. (b)                                    400            14,089           14,712
   Telik Inc (b)                                         1,100            22,000           25,311
                                                                        -------------------------
                                                                         116,046          120,363
                                                                        -------------------------
CABLE (11.6%)
-------------------------------------------------------------------------------------------------
   Charter Communications, Inc. -- Class A (b)          39,300           168,646          157,986
   Comcast Corporation -- Class A (b)                    6,200           151,275          193,936
   Cox Communication Inc. -- Class A (b)                 3,300            81,034          113,685
                                                                        -------------------------
                                                                         400,955          465,607
                                                                        -------------------------
CELLULAR SERVICES (4.2%)
-------------------------------------------------------------------------------------------------
   AT&T Wireless Services Inc. (b)                      15,700           208,522          125,443
   Nextel Communications, Inc. -- Class A (b)            1,600            30,142           44,896
                                                                        -------------------------
                                                                         238,664          170,339
                                                                        -------------------------
COMPUTER HARDWARE (1.0%)
-------------------------------------------------------------------------------------------------
   Intel Corporation                                     1,300            40,061           41,860
                                                                        -------------------------
                                                                          40,061           41,860
                                                                        -------------------------
COMPUTER SERVICES/SOFTWARE (0.8%)
-------------------------------------------------------------------------------------------------
  Intuit Inc. (b)                                         600            25,360           31,746
                                                                        -------------------------
                                                                          25,360           31,746
                                                                        -------------------------
ENERGY (1.9%)
-------------------------------------------------------------------------------------------------
   Schlumberger Limited (h)                              1,400            67,135           76,608
                                                                        -------------------------
                                                                          67,135           76,608
                                                                        -------------------------
INTERNET SERVICES (0.4%)
-------------------------------------------------------------------------------------------------
   InterActiveCorp (b)                                     300            10,091           10,179
   Netease.com Inc. ADR (b)(h)                             200             8,706            7,380
                                                                        -------------------------
                                                                          18,797           17,559
                                                                        -------------------------
MEDIA (0.3%)
-------------------------------------------------------------------------------------------------
   The News Corporation Limited ADR (h)                    386            16,545           11,677
                                                                        -------------------------
                                                                          16,545           11,677
                                                                        -------------------------
MEDICAL DEVICES (1.1%)
-------------------------------------------------------------------------------------------------
   Boston Scientific Corporation (b)                     1,200            40,046           44,112
                                                                        -------------------------
                                                                          40,046           44,112
                                                                        -------------------------
MISCELLANEOUS (1.4%)
-------------------------------------------------------------------------------------------------
   Hughes Electronics Corporation (b)                    3,457            84,435           57,213
                                                                        -------------------------
                                                                          84,435           57,213
                                                                        -------------------------
NATIONAL RADIO (24.2%)
-------------------------------------------------------------------------------------------------
   XM Satellite Radio Holdings Inc. -- Class A (b)(e)   36,900           283,608          972,684
                                                                        -------------------------
                                                                         283,608          972,684
                                                                        -------------------------
OIL FIELD MACHINERY (2.4%)
-------------------------------------------------------------------------------------------------
   Nabors Industries, Ltd (b)(h)                         1,200            46,058           49,800
   Noble Corporation (b)(h)                              1,300            45,891           46,514
                                                                        -------------------------
                                                                          91,949           96,314
                                                                        -------------------------

10                            See accompanying notes to schedule of investments.

                                                      American Eagle Twenty Fund
                                                               December 31, 2003

COMMON STOCKS (CONCLUDED)
Industry Description and Issue                          Number of Shares                  Cost       Market Value(a)
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS (10.1%)
--------------------------------------------------------------------------------------------------------------------
   Johnson & Johnson (e)                                           4,200            $  219,566            $  216,972
   Wyeth                                                           4,500               189,008               191,025
                                                                                    --------------------------------
                                                                                       408,574               407,997
                                                                                    --------------------------------
RADIO (2.2%)
--------------------------------------------------------------------------------------------------------------------
   Clear Channel Communications, Inc.                              1,900                68,103                88,977
                                                                                    --------------------------------
                                                                                        68,103                88,977
                                                                                    --------------------------------
RETAIL (0.6%)
--------------------------------------------------------------------------------------------------------------------
   Costco Wholesale Corporation (b)                                  600                20,266                22,308
                                                                                    --------------------------------
                                                                                        20,266                22,308
                                                                                    --------------------------------
TOTAL COMMON STOCKS (65.2%)                                                          1,920,544             2,625,364
                                                                                    ================================

CONVERTIBLE BONDS
Industry Description and Issue                          Principal Amount                  Cost       Market Value(a)
--------------------------------------------------------------------------------------------------------------------
CABLE (17.9%)
--------------------------------------------------------------------------------------------------------------------
   Charter Communications Inc. 4.75%, due 06/01/2006,
    convertible into Charter Communications
    common stock                                               $808,000             $   481,100           $  719,120
--------------------------------------------------------------------------------------------------------------------
CELLULAR SERVICES (0.9%)
--------------------------------------------------------------------------------------------------------------------
   Nextel Communications, Inc., 6.00%, due 06/01/2011,
    convertible into Nextel Communications, Inc.
    common stock (g)                                             29,500                 25,489                36,727
                                                                                    --------------------------------
TOTAL CONVERTIBLE BONDS (18.8%)                                                        506,589               755,847
                                                                                    ================================

SHORT-TERM SECURITIES
REPURCHASE AGREEMENT (14.7%)
--------------------------------------------------------------------------------------------------------------------
   Repurchase agreement with U.S. Bank, N.A. 0.80%
    acquired on 12/31/03 and due 1/2/04 with proceeds
    of $595,026 collateralized by $595,000 FGCI,
    5.50%, due 4/1/2017, value including accrued
    interest, $607,171.                                       $  595,000            $  595,000            $  595,000
                                                                                    --------------------------------
TOTAL SHORT-TERM SECURITIES (14.7%)                                                    595,000               595,000
                                                                                    ================================
   Total investments in securities (98.7%)                                          $3,022,133(c)          3,976,211
                                                                                    ==========
   Other assets in excess of liabilities (1.3%)                                                               52,742
                                                                                                          ----------
NET ASSETS (100.0%)                                                                                       $4,028,953
                                                                                                          ==========

Notes to Schedule of Investments:

Percentage of investments as shown is the ratio of the total market value to total net assets.

(a) Securities are valued by procedures described in note 2 to the financial statements.

(b) Presently non-income producing.

(c) Cost for federal income tax purposes at December 31, 2003 was $3,712,822. The aggregate gross unrealized appreciation and depreciation on investments in securities based on this cost were:

    ---------------------------------------------
    Gross unrealized appreciation      $  434,526
    Gross unrealized depreciation        (171,137)
                                       ----------
    Net unrealized appreciation        $  263,389
    ---------------------------------------------

See accompanying notes to statement of investments and financial statements.  11

SCHEDULE OF INVESTMENTS (concluded)
                                                      American Eagle Twenty Fund
                                                               December 31, 2003


(d) As of December 31, 2003, initial margin deposits of $185,000 have been pledged in connection with the following open short futures contracts:

                                                            UNREALIZED
    CONTRACTS             ISSUE            MARKET VALUE   DEPRECIATION
    ------------------------------------------------------------------
    5           S&P 500 -- March 2004        $1,388,250      $ (52,357)
    7           NASDAQ 100 -- March 2004      1,029,700        (44,814)
    ------------------------------------------------------------------
    Total                                    $2,417,950      $ (97,171)
    ------------------------------------------------------------------

(e) Securities pledged, with a market value of $371,616, as collateral for the following short sale entered into as of December 31, 2003:

    SHARES     ISSUE                                          MARKET VALUE
    ----------------------------------------------------------------------
    27,900     XM Satellite Radio Holdings Inc. -- Class A        $735,444
    ----------------------------------------------------------------------
    Total      (Net Proceeds $588,758)                            $735,444
    ======================================================================

(f) Schedule of Options Written

    CONTRACTS (100 SHARES PER CONTRACT)                            MARKET VALUE
    ---------------------------------------------------------------------------
    CALL OPTIONS
                  XM Satellite Radio Holdings Inc. -- Class A
    30            Expiration January 2004, Exercise Price $17.50        $27,600
    ---------------------------------------------------------------------------
                  Total Call Options Written (Premiums received
    30            $19,409)                                               27,600
    ===========================================================================

(g) Restricted security under Rule 144 of the Securities Act of 1933. This security is determined to be liquid by the Fund's investment adviser.

(h) Represents foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System.

    ADR - American Depository Receipt

(i) Investment represents five percent or more of the outstanding voting securities of the issuer, and is or was an affiliate of American Eagle Twenty Fund, as defined in the Investment Company Act of 1940 at or during the period ended December 31, 2003.

    The activity for investments in Common Stocks of Affiliates is as follows:

                                       BEGINNING      PURCHASE         SALES        ENDING      DIVIDEND  NET REALIZED
    DESCRIPTION                             COST          COST          COST          COST        INCOME  GAINS/LOSSES
    ------------------------------------------------------------------------------------------------------------------
    Famous Dave's of America, Inc.      $146,113      $    --       $146,113      $      0      $     --      $  1,673
    ------------------------------------------------------------------------------------------------------------------
    Total                               $146,113      $    --       $146,113      $      0      $     --      $  1,673
    ==================================================================================================================

    Investment was not an affiliate for the entire year.

12                               See accompanying notes to financial statements.

AMERICAN EAGLE LARGE-CAP GROWTH FUND


THE AMERICAN EAGLE LARGE-CAP GROWTH FUND IS A NON-DIVERSIFIED FUND that, in normal market conditions, maintains a core portfolio of approximately 30 to 50 securities of primarily large American growth companies. These companies are those with market capitalizations that fall within the same range as the companies in the Russell 1000 Growth Index. In normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of such companies. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.

COMPOSITION OF THE FUND'S PORTFOLIO AS OF DECEMBER 31, 2003
(AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

                                  [PIE CHART]

                        Biotechnology               2.2%
                        Cable                      18.3%
                        Cellular Services           9.8%
                        Computer Hardware           1.1%
                        Computer Services/Software  1.1%
                        Energy                      1.8%
                        Internet Services           0.4%
                        Media                       4.3%
                        Medical Devices             2.7%
                        Miscellaneous               1.3%
                        Pharmaceuticals            16.2%
                        Radio                       4.0%
                        Retail                      3.2%
                        Short-Term Securities/
                          Other Assets in excess
                          of Liabilities           33.6%

             PERFORMANCE DATA: AMERICAN EAGLE LARGE-CAP GROWTH FUND

--------------------------------------------------------------------------------


                              [PLOT POINTS GRAPH]


                     AMERICAN EAGLE                       LIPPER LARGE CAP
                    LARGE CAP GROWTH     RUSSELL 1000          GROWTH
                        FUND(1)         GROWTH INDEX(2)     FUND INDEX(3)
      --------------------------------------------------------------------
      12/31/2000        $10,000           $10,000               $10,000
      --------------------------------------------------------------------
      12/31/2003        $ 7,850           $ 7,445               $ 6,949
      --------------------------------------------------------------------


       AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2003)
       ------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        SINCE
                                                   1 YEAR           INCEPTION(4)
--------------------------------------------------------------------------------
AMERICAN EAGLE LARGE-CAP GROWTH FUND                17.87%              (7.74)%
--------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX                           29.75               (9.35)
--------------------------------------------------------------------------------
LIPPER CAPITAL APPRECIATION FUND INDEX              26.96              (11.41)
--------------------------------------------------------------------------------

(1) Total return is based on a hypothetical investment at the Fund's inception on December 29, 2000. ACTUAL PERFORMANCE OF INVESTORS WILL VARY DEPENDING UPON THE TIMING OF THEIR INVESTMENTS IN THE FUND. Total return assumes reinvestment of all dividends and distributions.

(2) The Russell 1000 Growth Index measures performance of the companies within the Russell 1000 Index (the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is not an actual investment and does not reflect the deductions of expenses that mutual fund investors bear.

(3) The Lipper Large Cap Growth Fund Index measures the composite performance of the 30 largest "large cap growth" mutual funds, as categorized by Lipper Analytical Services, Inc. Performance is presented net of the funds' fees and expenses and assumes reinvestment of all dividends and distributions. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.

(4) Inception date is December 29, 2000, for both the Fund's shares and for index data.

PAST PERFORMANCE OF THE FUND SHOULD NOT BE CONSIDERED PREDICTIVE OF FUTURE FUND PERFORMANCE. THE RETURN INFORMATION PROVIDED FOR THE FUND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT SHAREHOLDERS WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF FUND SHARES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. NON-DIVERSIFIED MUTUAL FUNDS MAY EXPERIENCE GREATER PRICE VOLATILITY THAN DIVERSIFIED MUTUAL FUNDS. SELLING SECURITIES SHORT, EMPLOYING LEVERAGE AND INVESTING IN OPTIONS AND FUTURES CONTRACTS INVOLVE ADDITIONAL INVESTMENT RISK.

SCHEDULE OF INVESTMENTS
                                            American Eagle Large-Cap Growth Fund
                                                               December 31, 2003

COMMON STOCKS
Industry Description and Issue            Number of Shares              Cost      Market Value(a)
-------------------------------------------------------------------------------------------------
BIOTECHNOLOGY (2.2%)
-------------------------------------------------------------------------------------------------
   Amgen, Inc. (b)                                   1,200          $ 76,457             $ 74,160
   Biogen Idec Inc. (b)                                400            14,089               14,712
                                                                    -----------------------------
                                                                      90,546               88,872
                                                                    -----------------------------
CABLE (18.3%)
-------------------------------------------------------------------------------------------------
   Charter Communications, Inc. -- Class A (b)      64,400           171,428              258,888
   Comcast Corporation -- Class A (b)               10,100           243,619              315,928
   Cox Communication Inc. -- Class A (b)             4,500           118,308              155,025
                                                                    -----------------------------
                                                                     533,355              729,841
                                                                    -----------------------------
CELLULAR SERVICES (7.2%)
-------------------------------------------------------------------------------------------------
   AT&T Wireless Services Inc. (b)                  28,400           385,537              226,916
   Nextel Communications, Inc. -- Class A (b)        2,100            39,712               58,926
                                                                    -----------------------------
                                                                     425,249              285,842
                                                                    -----------------------------
COMPUTER HARDWARE (1.1%)
-------------------------------------------------------------------------------------------------
   Intel Corporation                                 1,300            40,061               41,860
                                                                    -----------------------------
                                                                      40,061               41,860
                                                                    -----------------------------
COMPUTER SERVICES/SOFTWARE (1.1%)
-------------------------------------------------------------------------------------------------
   Intuit Inc. (b)                                     800            34,248               42,328
                                                                    -----------------------------
                                                                      34,248               42,328
                                                                    -----------------------------
ENERGY (1.8%)
-------------------------------------------------------------------------------------------------
   Schlumberger Limited (g)                          1,300            62,300               71,136
                                                                    -----------------------------
                                                                      62,300               71,136
                                                                    -----------------------------
INTERNET SERVICES (0.4%)
-------------------------------------------------------------------------------------------------
   InterActiveCorp (b)                                 300            10,091               10,179
   Netease.com Inc. ADR (b)(g)                         200             8,706                7,380
                                                                    -----------------------------
                                                                      18,797               17,559
                                                                    -----------------------------
MEDIA (4.3%)
-------------------------------------------------------------------------------------------------
   The News Corporation Limited ADR (g)                349             8,339               10,557
   The Walt Disney Company                           6,800           134,802              158,644
                                                                    -----------------------------
                                                                     143,141              169,201
                                                                    -----------------------------
MEDICAL DEVICES (2.7%)
-------------------------------------------------------------------------------------------------
   Boston Scientific Corporation (b)                 1,800            60,069               66,168
   Medtronic, Inc.                                     400            17,500               19,444
   Zimmer Holdings, Inc. (b)                           300            12,435               21,120
                                                                    -----------------------------
                                                                      90,004              106,732
                                                                    -----------------------------
MISCELLANEOUS (1.3%)
-------------------------------------------------------------------------------------------------
   Hughes Electronics Corporation (b)                3,128            42,591               51,768
                                                                    -----------------------------
                                                                      42,591               51,768
                                                                    -----------------------------

See accompanying notes to schedule of investments.                            15

                                            American Eagle Large-Cap Growth Fund
                                                               December 31, 2003


COMMON STOCKS
Industry Description and Issue                             Number of Shares              Cost      Market Value(a)
------------------------------------------------------------------------------------------------------------------
RADIO (4.0%)
------------------------------------------------------------------------------------------------------------------
   Clear Channel Communications, Inc.                                 3,400          $  120,646         $  159,222
                                                                                     -----------------------------
                                                                                        120,646            159,222
                                                                                     -----------------------------
RETAIL (3.2%)
------------------------------------------------------------------------------------------------------------------
   The Home Depot, Inc.                                                 500              15,911             17,745
   Kohl's Corporation (b)                                             1,300              69,673             58,422
   Lowe's Companies, Inc.                                               400              14,843             22,156
   Wal-Mart Stores, Inc.                                                600              31,625             31,830
                                                                                     -----------------------------
                                                                                        132,052            130,153
                                                                                     -----------------------------
PHARMACEUTICALS (16.2%)
------------------------------------------------------------------------------------------------------------------
   Abbott Laboratories                                                2,400              85,679            111,840
   Allergan, Inc.                                                       300              22,681             23,043
   Forest Laboratories, Inc. (b)                                        500              27,593             30,900
   Johnson & Johnson                                                  4,200             218,463            216,972
   Wyeth                                                              6,200             261,556            263,190
                                                                                     -----------------------------
                                                                                        615,972            645,945
                                                                                     -----------------------------
TOTAL COMMON STOCKS (63.8%)                                                           2,348,962          2,540,459
                                                                                     =============================

CONVERTIBLE BONDS
Industry Description and Issue                             Principal Amount              Cost      Market Value(a)
------------------------------------------------------------------------------------------------------------------
CELLULAR SERVICES (2.6%)
------------------------------------------------------------------------------------------------------------------
   Nextel Communications, Inc., 6.00%, due 06/01/2011,
    convertible into Nextel Communications, Inc. common
    stock (f)                                                    $   82,700          $   56,229           $102,962
                                                                                     -----------------------------
TOTAL CONVERTIBLE BONDS (2.6%)                                                           56,229            102,962
                                                                                     =============================





16                            See accompanying notes to schedule of investments.

SCHEDULE OF INVESTMENTS (concluded)
                                            American Eagle Large-Cap Growth Fund
                                                               December 31, 2003


SHORT-TERM SECURITIES
Industry Description and Issue                             Principal Amount                Cost    Market Value(a)
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (23.9%)
------------------------------------------------------------------------------------------------------------------
   Repurchase agreement with U.S. Bank, N.A. 0.80%
    acquired on 12/31/03 and due 1/2/04 with proceeds of
    $950,042 collateralized by $950,000 FGCI, 5.50%, due
    4/1/2017, value including accrued interest,
    $969,195.                                                    $  950,000          $  950,000         $  950,000
                                                                                     ----------         ----------
TOTAL SHORT-TERM SECURITIES (23.9%)                                                     950,000            950,000
                                                                                     ==========         ==========
   Total investments in securities (90.3%)                                           $3,355,191(c)       3,593,421
                                                                                     ==========
   Other assets in excess of liabilities (9.7%)                                                            386,191
                                                                                                        ----------
NET ASSETS (100.0%)                                                                                     $3,979,612
                                                                                                        ==========

Notes to Schedule of Investments:

Percentage of investments as shown is the ratio of the total market value to total net assets.

(a) Securities are valued by procedures described in note 2 to the financial statements.

(b) Presently non-income producing.

(c) Cost for federal income tax purposes at December 31, 2003 was $3,573,107. The aggregate gross unrealized appreciation and depreciation on investments in securities based on this cost were:

    ---------------------------------------------
    Gross unrealized appreciation      $  233,759
    Gross unrealized depreciation        (213,445)
    ---------------------------------------------
    Net unrealized appreciation        $   20,314
    ---------------------------------------------

(d) As of December 31, 2003, initial margin deposits of $277,000 have been pledged in connection with the following open short futures contracts:

                                                                  UNREALIZED
    CONTRACTS               ISSUE              MARKET VALUE     DEPRECIATION
    ------------------------------------------------------------------------
    7           S&P 500 -- March 2004          $1,943,550         $  (73,706)
    11          NASDAQ 100 -- March 2004        1,618,100            (67,053)
    ------------------------------------------------------------------------
    Total                                      $3,561,650         $ (140,759)
    ------------------------------------------------------------------------

(e) Schedule of Options Written

    CONTRACTS (100 SHARES PER CONTRACT)                        MARKET VALUE
    -----------------------------------------------------------------------
    PUT OPTIONS
               XM Satellite Radio Holdings Inc. -- Class A
    81         Expiration January 2005, Exercise Price $20.00       $23,490
    -----------------------------------------------------------------------
    Total Options Written (Premiums received $41,065)               $23,490
    =======================================================================

(f) Restricted security under Rule 144 of the Securities Act of 1933. This security is determined to be liquid by the Fund's investment adviser.

(g) Represents foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System.

    ADR - American Depository Receipt



See accompanying notes to schedule of investments and financial statements.   17

FINANCIAL STATEMENTS                                           December 31, 2003

STATEMENTS OF ASSETS AND LIABILITIES

                                                                American Eagle           American         American Eagle
                                                                    Capital                Eagle            Large-Cap
                                                                 Appreciation             Twenty              Growth
                                                                     Fund                  Fund                Fund
------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------
   Investment in securities, at market value including
    repurchase agreements of $0, $595,000 and
    $950,000, respectively (identified cost: $3,899,200,
    $3,022,133 and $3,355,191, respectively)                     $  5,166,637          $  3,976,211       $  3,593,421
   Cash                                                               372,011               185,762            421,573
   Receivable for securities sold                                          --                51,763                 --
   Receivable from brokers for proceeds on
    securities sold short                                             791,891               588,998                 --
   Dividends and interest receivable                                    6,259                 3,812              2,558
   Prepaid expenses and other assets                                   19,401                20,485             17,959
                                                                 -----------------------------------------------------
    Total Assets                                                    6,356,199             4,827,031          4,035,511
                                                                 -----------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------------------
   Common stocks sold short, at market value
    (proceeds -- $791,687, $588,758, and $0,
    respectively)                                                     991,136               735,444                 --
   Options written, at market value (premiums
    received -- $25,879, $19,409, and $41,065,
    respectively)                                                      36,800                27,600             23,490
   Payable for variation margin on futures contracts                    1,250                 1,175              1,225
   Accrued investment advisory fee                                      6,053                 4,603              4,449
   Accrued expenses and other liabilities                              30,304                29,256             26,735
                                                                 -----------------------------------------------------
    Total Liabilities                                               1,065,543               798,078             55,899
                                                                 -----------------------------------------------------
   Net assets applicable to outstanding capital stock            $  5,290,656          $  4,028,953       $  3,979,612
                                                                 =====================================================
NET ASSETS CONSIST OF
----------------------------------------------------------------------------------------------------------------------
   Capital stock (par value $.01 per share -- authorized
    10 billion shares; outstanding: 1,046,787, 632,679,
    and 506,960 shares, respectively)                            $ 14,150,231          $  7,954,821       $  6,459,728
   Accumulated net realized loss on investments                    (9,752,018)           (4,627,898)        (2,595,162)
   Net unrealized appreciation (depreciation) on:
     Investments                                                    1,267,437               954,078            238,230
     Short sale positions                                            (199,449)             (146,686)                --
     Written options                                                  (10,921)               (8,191)            17,575
     Futures contracts                                               (164,624)              (97,171)          (140,759)
                                                                 -----------------------------------------------------
   Total, representing net assets applicable to
    outstanding capital stock                                    $  5,290,656          $  4,028,953       $  3,979,612
                                                                 =====================================================
   Net asset value, redemption price and offering
    price per share                                              $       5.05          $       6.37       $       7.85
                                                                 =====================================================


--------------------------------------------------------------------------------
18                           See accompanying notes to the financial statements.

FINANCIAL STATEMENTS (continued)                    Year ended December 31, 2003

STATEMENTS OF OPERATIONS

                                                                American Eagle        American Eagle      American Eagle
                                                             Capital Appreciation         Twenty         Large-Cap Growth
                                                                     Fund                  Fund                Fund
-------------------------------------------------------------------------------------------------------------------------
INCOME
----------------------------------------------------------------------------------------------------------------------
   Interest                                                      $    174,317          $    141,031       $    176,403
   Dividends                                                           17,153                14,069             27,711
   Other income                                                         1,663                 1,189              2,588
                                                                 -----------------------------------------------------
                                                                      193,133               156,289            206,702
                                                                 -----------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------------------------------------
   Investment advisory fees                                            72,457                52,916             79,303
   Registration fees                                                   14,932                14,558             14,834
   Administration fees                                                 24,798                23,470             24,493
   Fund accounting fees                                                26,412                24,417             26,404
   Audit fees                                                          18,977                13,553             16,284
   Legal fees                                                           6,350                 4,886              7,711
   Transfer agent fees and expenses                                    15,229                13,066             15,709
   Custodian fees                                                      10,628                10,173             11,297
   Reports to shareholders                                              5,175                 3,471              4,961
   Directors' fees                                                      4,347                 2,824              5,037
   Other                                                               12,868                15,591             15,589
                                                                 -----------------------------------------------------
    Total expenses before interest expense                            212,173               178,925            221,622
   Interest expense (Note 5)                                            2,425                    --              1,665
   Dividends on short sale positions                                      226                   212                706
                                                                 -----------------------------------------------------
    Total expenses after interest expense and
     dividends on short sale positions                                214,824               179,137            223,993
                                                                 ----------------------------------------------------
   Net investment loss                                           $    (21,691)          $  (22,848)       $    (17,291)
                                                                 -----------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------------
   Net realized gain (loss) on:-
     Long transactions (including gain (loss) on sale of
      affiliated issuers of ($39,785), $1,673, and $0,
      respectively)                                                  (313,107)            (234,162)            373,370
     Short sale transactions                                            7,199                 (466)             24,215
     Written options transactions                                       2,619                1,875               4,129
     Futures contracts closed                                      (1,134,948)            (703,446)         (1,062,799)
                                                                 ----------------------------------------------------
      Net realized loss                                            (1,438,237)            (936,199)           (661,085)
                                                                 -----------------------------------------------------
   Change in unrealized appreciation (depreciation) on:
     Long transactions                                              3,376,113            2,363,732           2,001,588
     Short sale transactions                                         (199,449)            (146,686)                --
     Written options transactions                                     (10,921)              (8,191)             17,575
     Futures contracts                                               (164,466)             (96,851)           (140,601)
                                                                 -----------------------------------------------------
      Net unrealized gain                                           3,001,277            2,112,004           1,878,562
                                                                 -----------------------------------------------------
   Net realized and unrealized gain on investments                  1,563,040            1,175,805           1,217,477
                                                                 -----------------------------------------------------
   Net increase in net assets resulting from operations          $  1,541,349           $1,152,957        $  1,200,186
                                                                 =====================================================


--------------------------------------------------------------------------------
See accompanying notes to the financial statements.                           19

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 American Eagle Capital Appreciation Fund
                                                                                 ----------------------------------------
                                                                                    Year Ended             Year Ended
                                                                                     12/31/03               12/31/02
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
   Net investment loss                                                            $    (21,691)           $   (105,561)
   Net realized loss on investment transactions                                     (1,438,237)             (3,679,234)
   Net change in unrealized appreciation (depreciation)                              3,001,277                (994,029)
                                                                                  ------------            ------------
   Net increase (decrease) in net assets resulting from operations                   1,541,349              (4,778,824)
                                                                                  ------------            ------------
CAPITAL SHARE TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------
   Net proceeds from shares sold                                                       340,392                 268,061
   Cost of shares redeemed                                                          (1,121,700)             (2,957,461)
                                                                                  ------------            ------------
   Net decrease in net assets resulting from capital share transactions               (781,308)             (2,689,400)
                                                                                  ------------            ------------
NET ASSETS
----------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                             760,041              (7,468,224)
   Net assets at beginning of year                                                   4,530,615              11,998,839
                                                                                  ------------            ------------
   Net assets at end of year                                                      $  5,290,656            $  4,530,615
                                                                                  ============            ============
CAPITAL SHARE TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------
   Shares sold                                                                          79,720                  48,631
   Shares redeemed                                                                    (227,404)               (556,863)
                                                                                  ------------            ------------
   Net decrease in shares outstanding                                                 (147,684)               (508,232)
                                                                                  ============            ============












--------------------------------------------------------------------------------
20                           See accompanying notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               American Eagle Twenty Fund
                                                                              ----------------------------
                                                                              Year Ended        Year Ended
                                                                               12/31/03          12/31/02
----------------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------------
   Net investment loss                                                        $  (22,848)     $    (89,223)
   Net realized loss on investment transactions                                 (936,199)       (1,471,602)
   Net change in unrealized appreciation (depreciation)                        2,112,004          (654,080)
                                                                              ----------------------------
   Net increase (decrease) in net assets resulting from operations             1,152,957        (2,214,905)
                                                                              ----------------------------
CAPITAL SHARE TRANSACTIONS
----------------------------------------------------------------------------------------------------------
   Net proceeds from shares sold                                                 615,949            76,581
   Cost of shares redeemed                                                      (943,904)       (2,899,707)
                                                                              ----------------------------
   Net decrease in net assets resulting from capital share transactions         (327,955)       (2,823,126)
                                                                              ----------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                       825,002        (5,038,031)
   Net assets at beginning of year                                             3,203,951         8,241,982
                                                                              ----------------------------
   Net assets at end of year                                                  $4,028,953      $  3,203,951
                                                                              ----------------------------
CAPITAL SHARE TRANSACTIONS
----------------------------------------------------------------------------------------------------------
   Shares sold                                                                   110,426            12,567
   Shares redeemed                                                              (154,430)         (484,975)
                                                                              ----------------------------
   Net decrease in shares outstanding                                            (44,004)         (472,408)
                                                                              ============================











--------------------------------------------------------------------------------
See accompanying notes to the financial statements.                           21

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                American Eagle
                                                                             Large-Cap Growth Fund
------------------------------------------------------------------------------------------------------
                                                                          Year Ended        Year Ended
                                                                           12/31/03          12/31/02
------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------
   Net investment loss                                                  $    (17,291)     $    (62,521)
   Net realized loss on investment transactions                             (661,085)       (1,225,049)
   Net change in unrealized appreciation (depreciation)                    1,878,562        (1,190,708)
                                                                        ------------------------------
   Net increase (decrease) in net assets resulting from operations         1,200,186        (2,478,278)
                                                                        ------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------
   Net proceeds from shares sold                                              61,083            92,038
   Cost of shares redeemed                                                (3,589,640)       (2,093,053)
                                                                        ------------------------------
   Net decrease in net assets resulting from capital share
    transactions                                                          (3,528,557)       (2,001,015)
                                                                        ------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------
   Total decrease in net assets                                           (2,328,371)       (4,479,293)
   Net assets at beginning of year                                         6,307,983        10,787,276
                                                                        ------------------------------
   Net assets at end of year                                            $  3,979,612      $  6,307,983
                                                                        ------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------
   Shares sold                                                                 8,755            11,552
   Shares redeemed                                                          (449,004)         (261,480)
                                                                        ------------------------------
   Net decrease in shares outstanding                                       (440,249)         (249,928)
                                                                        ==============================










--------------------------------------------------------------------------------
22                           See accompanying notes to the financial statements.

FINANCIAL STATEMENTS (concluded)                    Year Ended December 31, 2003

STATEMENTS OF CASH FLOWS

                                                American Eagle                  American Eagle                 American Eagle
                                          Capital Appreciation Fund              Twenty Fund               Large-Cap Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
-----------------------------------------------------------------------------------------------------------------------------------
   Sales of capital shares                $  340,392                     $  615,949                     $   61,083
   Repurchases of capital shares          (1,121,700)                      (943,904)                    (3,589,640)
   Net change in
    receivables/payables related to
    capital share transactions                   125                             --                             --
                                          ----------                     ----------                     ----------
   Cash provided by capital share
    transactions                            (781,183)                      (327,955)                    (3,528,557)
   Net borrowings                                 --                             --                             --
                                          ----------                     ----------                     ----------
                                                          $(781,183)                     $(327,955)                     $(3,528,557)
                                                          ---------                      ---------                      -----------
CASH PROVIDED (USED) BY OPERATIONS:
-----------------------------------------------------------------------------------------------------------------------------------
   Purchases of investments
    including short covers                (7,543,532)                    (4,629,468)                    (7,378,123)
   Proceeds from sales of
    investments including
    short sales                            9,662,671                      6,382,400                     11,122,537
                                          ----------                     ----------                     ----------
                                           2,119,139                      1,752,932                      3,744,414
                                          ----------                     ----------                     ----------
   Change from futures contracts          (1,299,571)                      (800,617)                    (1,203,558)
   Change in short-term
    investments                              144,000                       (595,000)                      (455,000)
   Change from other trading
    activities                              (759,116)                      (565,303)                        46,422
   Net investment loss                       (21,691)                       (22,848)                       (17,291)
   Net change in
    receivables/payables related
    to operations                            970,314                        666,039                      1,834,532
                                          ----------                     ----------                     ----------
                                            (966,064)                    (1,317,729)                       205,105
                                          ----------                     ----------                     ----------
                                                          1,153,075                        435,203                        3,949,519
                                                          ---------                      ---------                      -----------
   Net increase in cash                                     371,892                        107,248                          420,962
                                                          ---------                      ---------                      -----------
   Cash, beginning of year                                      119                         78,514                              611
                                                          ---------                      ---------                      -----------
   Cash, end of year                                      $ 372,011                      $ 185,762                      $   421,573
                                                          =========                      =========                      ===========
   Supplemental information:
   Cash paid for interest                                 $   3,376                      $     410                      $     1,689




--------------------------------------------------------------------------------
See accompanying notes to the financial statements.                           23

NOTES TO FINANCIAL STATEMENTS                                  December 31, 2003

1. ORGANIZATION
American Eagle Capital Appreciation Fund ("Capital Appreciation Fund"), American Eagle Twenty Fund ("Twenty Fund") and American Eagle Large-Cap Growth Fund ("Large-Cap Growth Fund") (each, a "Fund" or collectively, the "Funds") are separate non-diversified investment portfolios and series of capital stock of American Eagle Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. Jundt Associates, Inc. serves as the investment adviser (the "Adviser") and is responsible for managing the Funds' portfolios of securities.

As of December 31, 2003, principals of Jundt Associates, Inc. and their related investment accounts owned approximately the following percentage of the outstanding shares of each Fund:

                                  Ownership of
                               Outstanding Shares
-------------------------------------------------
Capital Appreciation Fund             41.7%
Twenty Fund                           56.3%
Large-Cap Growth Fund                 38.2%

The investment objective of each Fund is capital appreciation, and each Fund's principal investment strategy is as follows:

o Capital Appreciation Fund normally emphasizes a core portfolio of approximately 30 to 50 securities of primarily American growth companies, without regard to their size. In normal market conditions, at least 65% of the Fund's total assets must be invested in equity investments. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that the market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.

o Twenty Fund normally maintains a more concentrated portfolio of approximately, but not less than, 20 securities of primarily American growth companies without regard to their size. In normal market conditions, at least 65% of the Fund's total assets must be invested in equity investments. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to generate additional investment returns.

o Large-Cap Growth Fund normally maintains a core portfolio of 30 to 50 securities of primarily large American growth companies. These companies are those with market capitalizations that fall within the same range as the companies in the Russell 1000 Growth Index. In normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of such companies. However, the Fund may also invest in companies with market capitalizations that fall outside this range. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short, and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies followed by the Funds are as follows:

INVESTMENT IN SECURITIES
Investment in securities traded on U.S. securities exchanges and open short sales transactions are valued at the last quoted sales price as of the close of business on the date of valuation or, lacking any sales, at the mean between the most recently quoted bid and asked prices. Investments in securities traded on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price. Securities traded in the over-the-counter market are valued at the mean between the most recently quoted bid and asked prices. Options and futures contracts are valued at market value or fair value if no market exists, except that open futures contracts sales are valued using the closing settlement price or, in the absence of such a price, the most recently quoted asked price. Other securities for which market quotations are not readily available are valued at fair value in good faith by or under the direction of the Board of Directors. Short-term securities with maturities of fewer than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified cost basis. Dividend income and dividend expense on short sales is recognized on the ex-dividend date. Interest income, including level-yield amortization of discount, is accrued daily.

FEDERAL TAXES
The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and also intend to distribute all of their investment company taxable income to shareholders. Therefore, no income tax provision is required. The Funds have a tax year end of December 31. In addition, on a calendar year basis, the Funds will usually make sufficient distributions of their net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the period in which amounts are distributed may differ from the year the income or realized gains (losses) were recorded by the Funds.

NOTES TO FINANCIAL STATEMENTS (continued)                      December 31, 2003

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassifications were made:

                          Accumulated      Undistributed      Additional
                         Net Realized     Net Investment       Paid In
                          Gain (Loss)         Income           Capital
------------------------------------------------------------------------
Capital Appreciation
 Fund                        $ --             $21,691       $(21,691)
Twenty Fund                    --              22,848        (22,848)
Large-Cap Growth
 Fund                          --              17,291        (17,291)
------------------------------------------------------------------------

As of December 31, 2003, the Funds have the following capital loss carryforwards:

                                                 Expiration
                                   Amount           Date
-----------------------------------------------------------
Capital Appreciation Fund     (3,666,653)           2009
                              (4,327,476)           2010
                                (777,134)           2011
Twenty Fund                   (1,856,750)           2009
                              (1,358,125)           2010
                                (634,831)           2011
Large-Cap Growth Fund           (484,635)           2009
                              (1,251,407)           2010
                                (781,963)           2011

It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryforwards have been offset or expire.

At December 31, 2003, distributable ordinary income, long-term capital gains, and net unrealized appreciation and depreciation for federal tax purposes were as follows:

                                                              Distributable
                              Net          Distributable       Long-Term
                         Appreciation/        Ordinary          Capital
                           Depreciation        Income            Gains
---------------------------------------------------------------------------
Capital Appreciation
 Fund                   $ 23,341                $--               $--
Twenty Fund               11,341                 --                --
Large-Cap Growth
 Fund                   (102,870)                --                --
---------------------------------------------------------------------------

None of the Funds paid any dividends during the years ended December 31, 2003 and December 31, 2002. For tax purposes, the Funds have current deferred post-October capital loss. This loss will be realized for tax purposes on the first day of the succeeding year. The Funds current deferred post-October capital losses are as follows: Capital Appreciation Fund - $270,510; Twenty Fund
- $184,674; and Large-Cap Growth Fund - $0.

REPURCHASE AGREEMENTS
The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Funds take possession of the underlying securities, mark to market such securities daily and, if necessary, receive additional securities to ensure that the contract is adequately collateralized.

The Funds may invest uninvested cash balances in repurchase agreements and/or short-term money market instruments.

INITIAL PUBLIC OFFERINGS
Each Fund may participate in the initial public offering (IPO) market and historically a significant portion of the Funds' returns have been attributed to their investments in IPOs. Participation in IPOs may have a magnified performance impact on a Fund with a small asset base which typically diminishes as the Fund's assets grow. Further, IPOs may not be consistently available to a Fund for investing. The impact of IPOs on the Funds' performance likely will decrease as the Funds' asset size increases, which could reduce the Funds' total returns over time.

DERIVATIVE FINANCIAL INSTRUMENTS AND OTHER INVESTMENT STRATEGIES The Funds may engage in various portfolio strategies to attempt to hedge against changes in net asset value or to attempt to realize a greater current return.

OPTIONS TRANSACTIONS
For hedging purposes, the Funds may purchase and sell put and call options on their portfolio securities. Each Fund may also employ these techniques on an opportunistic basis to attempt to generate additional investment returns.

The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Funds write an option, the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are recorded by the Funds on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Funds. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds selling or buying a security at a price different from the current market price.

FINANCIAL FUTURES CONTRACTS
The Funds may buy and sell futures contracts and related options for hedging purposes and to attempt to increase investment returns. A futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in

NOTES TO FINANCIAL STATEMENTS                                  December 31, 2003

the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing price on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

SHORT SALE TRANSACTIONS
The Funds may seek to hedge investments or realize additional gains through short sales. Short selling obligates a Fund to replace the security borrowed by purchasing the security at current market value. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, it will maintain daily, in a segregated account with a broker and/or custodian, cash and/or other liquid securities sufficient to cover its short position. Securities sold short at December 31, 2003, if any, and their related market values and proceeds are set forth in the Notes to Schedule of Investments.

In addition, for hedging purposes, each Fund may engage in short-selling of securities already held in the Fund. This practice is called short-selling "against the box".

DISTRIBUTION TO SHAREHOLDERS
Distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or reinvested in additional shares of each Fund.

EXPENSES
Expenses directly attributable to each Fund are charged to that Fund's operations; expenses that are applicable to all of the Funds are allocated between the Funds on a pro rata basis relative to net assets.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates (e.g. on assets, liabilities and contingent assets and liabilities) and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

3. INVESTMENT SECURITY TRANSACTIONS
For the year ended December 31, 2003, the Funds' cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities were as follows:

                                 Cost of          Proceeds
                                Purchases        from Sales
-----------------------------------------------------------
Capital Appreciation Fund
   Long-term investment
    transactions               $6,825,169      $ 8,145,422
   Short sale transactions     $  718,363      $ 1,517,249
Twenty Fund
   Long-term investment
    transactions               $4,090,603      $ 5,255,243
   Short sale transactions     $  538,865      $ 1,127,157
Large-Cap Growth Fund
   Long-term investment
    transactions               $6,303,637      $10,023,836
   Short sale transactions     $1,074,486      $ 1,098,701
----------------------------------------------------------

4. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
The Funds have entered into investment advisory agreements with the Adviser. The Adviser is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment, and certain other services necessary to the operations of each Fund. For its services, each Fund pays a monthly investment advisory fee calculated at the annualized rate of 1.3% of each Fund's average daily net assets.

Effective October 1, 2003, the Company and other fund companies managed by the Adviser (the "Fund Complex") have entered into agreements with U.S. Bancorp Fund Services, LLC ("USBFS") to provide administration, transfer agent and fund accounting services. The fees for such services are based upon net asset levels of the Funds or on the number of shareholder accounts, subject to certain annual Fund Complex minimums.

Administration fees are based on 0.16% of average daily net assets, subject to a $260,000 minimum Fund Complex fee. Transfer agent fees are based on $17.00 per shareholder account plus 0.03% of average daily net assets, subject to a $270,000 minimum Fund Complex fee. Fund accounting fees are $285,000 on the first $170 million of net assets for the Fund Complex. Fund account fees on net assets in excess of $170 million are subject to a reduced fee schedule.

During the period ended December 31, 2003, the fees for these services were subject to the above Fund Complex minimums. For these fees USBFS provides facilities, clerical, record keeping and other services required to support the daily operations of the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

Under the previous agreements, the Funds paid USBFS an annual administration fee equal to $30,000 per Fund, a transfer agent fee of $16.00 per account subject to a minimum of $10,000 per Fund, and a fund accounting fee equal to $30,000 per Fund.

The Funds have entered into distribution agreements with U.S. Growth Investments, Inc. (the "Distributor"), an affiliate of the Adviser. The Distributor serves as the principal underwriter of each Fund's shares.

NOTES TO FINANCIAL STATEMENTS (continued)                      December 31, 2003

In addition to the investment management fee, administration fee, transfer agent fee and fund accounting fee, each Fund is responsible for paying most other operating expenses, including directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; expenses for legal and auditing services; insurance; and other miscellaneous expenses.

Legal fees of $6,350 for the year ended December 31, 2003, for Capital Appreciation Fund, $4,886 for Twenty Fund and $7,711 for Large-Cap Growth Fund were incurred with a law firm of which the secretary of the Fund companies is a partner. Certain officers and/or directors of the Fund companies are officers and/or directors of the Adviser and/or the Distributor.

Each of the directors of the Company is also a director of other fund companies managed by the Adviser. The Company and the other fund companies managed by the Adviser pay their pro rata share (based on the relative net assets of each fund company) of the fees payable to each director who is not an "interested person" (as defined in the Act) of any fund company managed by the Adviser. In the aggregate, the Company and the other fund companies managed by the Adviser have agreed to pay each such director a fee of $15,000 per year plus $1,500 for each meeting attended and to reimburse each such director for the expenses of attendance at such meetings. For the fiscal year ended December 31, 2003, each director received fees in the aggregate of $21,000 (not including reimbursement for expenses), except for two directors who received $13,688 and $1,500. No compensation is paid by the Funds to officers or directors who are affiliated with the Adviser.

5. BANK BORROWING
The Funds entered into a Credit Agreement with U.S. Bank, N.A., for an amount not to exceed in the aggregate $5,000,000 or, with respect to each Fund, one-third of the Fund's total assets. For the year ended December 31, 2003, Capital Appreciation Fund's average daily balance of loans outstanding was $56,277 at a weighted average interest rate of 4.02%. The maximum amount of loans outstanding at any time during the period was $766,000, or 11.32% of total assets. The loans were collateralized by certain Capital Appreciation Fund investments. Large-Cap Growth Fund's average daily balance of loans outstanding was $38,630 at a weighted average interest rate of 4.00%. The maximum amount of loans outstanding at any time during the period was $809,000, or 11.32% of total assets. The loans were collateralized by certain Large-Cap Growth Fund investments. Twenty Fund did not have any loans during the period. As of December 31, 2003 the outstanding loan balances were $0 for Capital Appreciation Fund, $0 for Twenty Fund and $0 for Large-Cap Growth Fund.

6. OPTION CONTRACTS WRITTEN
For Capital Appreciation Fund, Twenty Fund and Large-Cap Growth Fund, the premium amount and number of option contracts written during the year ended December 31, 2003 were as follows:


                               Premium      Number of
                                Amount      Contracts
-----------------------------------------------------
Capital Appreciation Fund
   Options outstanding at
    December 31, 2002        $     0             0
   Options written            30,221           139
   Options closed             (1,833)          (39)
   Options exercised          (1,489)          (30)
   Options expired            (1,020)          (30)
                             -------           ---
   Options outstanding at
    December 31, 2003        $25,879            40
====================================================


                               Premium      Number of
                                Amount      Contracts
-----------------------------------------------------
Twenty Fund
   Options outstanding at
    December 31, 2002        $     0             0
   Options written            22,962           108
   Options closed             (1,630)          (32)
   Options exercised          (1,141)          (23)
   Options expired              (782)          (23)
                             -------           ---
   Options outstanding at
    December 31, 2003        $19,409            30
====================================================


                               Premium      Number of
                                Amount      Contracts
-----------------------------------------------------
Large-Cap Growth Fund
   Options outstanding at
    December 31, 2002        $     0             0
   Options written            47,372           212
   Options closed             (3,213)          (57)
   Options exercised          (1,836)          (37)
   Options expired            (1,258)          (37)
                             -------           ---
   Options outstanding at
    December 31, 2003        $41,065            81
====================================================

NOTES TO FINANCIAL STATEMENTS (continued)                      December 31, 2003

7. FINANCIAL HIGHLIGHTS
Per share data for a share of capital stock outstanding throughout each period and selected supplemental and ratio information for each period indicated, calculated based on average shares outstanding, are as follows:

                                                                          American Eagle Capital Appreciation Fund
                                                              -------------------------------------------------------------------
                                                                                                                  For the Period
                                                              Year Ended   Year Ended   Year Ended   Year Ended     12/30/99* -
                                                               12/31/03     12/31/02     12/31/01     12/31/00       12/31/99
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
 Beginning of period                                           $   3.79     $   7.05     $   9.79     $  10.00       $  10.00
                                                               --------------------------------------------------------------
OPERATIONS
 Net investment loss                                              (0.02)       (0.08)       (0.14)       (0.25)            --
 Net realized and unrealized gains (losses) on investments         1.28        (3.18)       (1.57)        8.83             --
                                                               --------------------------------------------------------------
 Total from operations                                             1.26        (3.26)       (1.71)        8.58             --
                                                               --------------------------------------------------------------
DISTRIBUTIONS
 Distribution from net realized gains                                --           --        (1.03)       (8.79)            --
                                                               --------------------------------------------------------------
NET ASSET VALUE
 End of period                                                 $   5.05    $    3.79     $   7.05     $   9.79       $  10.00
                                                               ==============================================================
Total return(1)                                                   33.25%      (46.24%)     (17.17%)      84.67%          0.00%
Net assets at end of period (in thousands)                     $  5,291    $   4,531     $ 11,999     $ 13,044       $     74

RATIO OF EXPENSES TO AVERAGE NET ASSETS
 Net expenses(2)                                                   3.81%        3.26%        2.42%        2.61%          6.96%(4)
 Gross expenses(3)                                                 3.81%        3.26%        2.42%        2.61%        168.87%(4)
 Gross expenses including interest expense                         3.85%        3.48%        2.48%        2.63%           N/A

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
 Net investment loss                                              (0.39%)     (1.49%)       (1.57%)      (1.56%)        (6.96%)(4)
Portfolio turnover rate                                             141%         261%         392%         557%             0%

(1) Total investment return is based on the change in net asset value of a share during the period, and assumes reinvestment of distributions. Total investment returns for periods less than one full year are not annualized.

(2) Excluding interest expense, net of reimbursement.

(3) Excluding interest expense, before reimbursement.

(4) Annualized.





*Commencement of operations.

NOTES TO FINANCIAL STATEMENTS (continued)                      December 31, 2003

Per share data for a share of capital stock outstanding throughout each period and selected supplemental and ratio information for each period indicated, calculated based on average shares outstanding, are as follows:

                                                                                 American Eagle Twenty Fund
                                                             -----------------------------------------------------------------------
                                                                                                                     For the Period
                                                              Year Ended   Year Ended    Year Ended   Year Ended      12/30/99* -
                                                               12/31/03     12/31/02      12/31/01     12/31/00         12/31/99
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
 Beginning of period                                           $   4.73     $   7.17     $   9.35     $  10.00       $  10.00
                                                               --------------------------------------------------------------
OPERATIONS
 Net investment loss                                              (0.03)       (0.10)       (0.18)       (0.33)            --
 Net realized and unrealized gains (losses) on investments         1.67        (2.34)       (1.27)        5.64             --
                                                               --------------------------------------------------------------
 Total from operations                                             1.64        (2.44)       (1.45)        5.31             --
                                                               --------------------------------------------------------------
DISTRIBUTIONS
 Distribution from net realized gains                                --           --        (0.73)       (5.96)            --
                                                               --------------------------------------------------------------
NET ASSET VALUE
 End of period                                                 $   6.37    $    4.73     $   7.17     $   9.35       $  10.00
                                                               ==============================================================
Total return(1)                                                   34.67%      (34.03%)     (15.47%)      49.66%          0.00%
Net assets at end of period (in thousands)                     $  4,029    $   3,204     $  8,242     $  7,951       $     74

RATIO OF EXPENSES TO AVERAGE NET ASSETS
 Net expenses(2)                                                   4.40%        3.75%        2.95%        2.93%          6.96%(4)
 Gross expenses(3)                                                 4.40%        3.75%        2.95%        2.93%        168.87%(4)
 Gross expenses including interest expense                          N/A         3.77%        3.01%        2.97%           N/A

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
 Net investment loss                                              (0.56%)     (1.68%)       (2.28%)     (2.24%)         (6.96%)(4)
Portfolio turnover rate                                             129%         206%         212%        297%              0%

(1) Total investment return is based on the change in net asset value of a share during the period, and assumes reinvestment of distributions. Total investment returns for periods less than one full year are not annualized.

(2) Excluding interest expense, net of reimbursement.

(3) Excluding interest expense, before reimbursement.

(4) Annualized.

 *Commencement of operations.

NOTES TO FINANCIAL STATEMENTS (concluded)                      December 31, 2003

7. FINANCIAL HIGHLIGHTS (CONCLUDED)
Per share data for a share of capital stock outstanding throughout each period and selected supplemental and ratio information for each period indicated, calculated based on average shares outstanding, are as follows:

                                                                               American Eagle
                                                                           Large-Cap Growth Fund
                                                              ----------------------------------------------------
                                                                                                    For the Period
                                                              Year Ended   Year Ended   Year Ended   12/29/00* -
                                                               12/31/03     12/31/02     12/31/01     12/31/00
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
 Beginning of period                                           $   6.66     $   9.01     $  10.00     $  10.00
                                                               -----------------------------------------------
OPERATIONS
 Net investment loss                                              (0.02)       (0.06)       (0.16)          --
 Net realized and unrealized gains (losses) on investments         1.21        (2.29)       (0.83)          --
                                                               -----------------------------------------------
 Total from operations                                             1.19        (2.35)       (0.99)          --
                                                               -----------------------------------------------
NET ASSET VALUE
 End of period                                                 $   7.85     $   6.66     $   9.01     $  10.00
                                                               ===============================================
Total return(1)                                                   17.87%      (26.08%)      (9.90%)       0.00%
Net assets at end of period (in thousands)                     $  3,980     $  6,308     $ 10,787     $     --

RATIO OF EXPENSES TO AVERAGE NET ASSETS
 Net expenses(2)                                                   3.64%        3.08%        2.74%         N/A
 Gross expenses(3)                                                 3.64%        3.08%        2.74%         N/A
 Gross expenses including interest expense                         3.67%        3.09%        2.78%         N/A

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
 Net investment loss                                              (0.29%)      (0.81%)      (1.76%)        N/A
Portfolio turnover rate                                             134%         258%         276%           0%

(1) Total investment return is based on the change in net asset value of a share during the period, and assumes reinvestment of distributions. Total investment returns for periods less than one full year are not annualized.

(2) Excluding interest expense, net of reimbursement.

(3) Excluding interest expense, before reimbursement.

 *Commencement of operations.

INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
American Eagle Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of American Eagle Capital Appreciation Fund, American Eagle Twenty Fund and American Eagle Large-Cap Growth Fund (funds within American Eagle Funds, Inc.) as of December 31, 2003, and the related statements of operations and cash flows for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Eagle Capital Appreciation Fund, American Eagle Twenty Fund and American Eagle Large-Cap Growth Fund as of December 31, 2003, results of their operations, changes in their net assets, cash flows and their financial highlights for each of the periods indicated in the paragraph above, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP
Minneapolis, Minnesota
February 13, 2004

DIRECTORS AND OFFICERS


INDEPENDENT DIRECTORS

                                                   Term of
                             Position(s) Held     Office and           Principal              Number of Funds           Other
Name, Address,                   With Fund       Length of           Occupation(s)            in Fund Complex     Directorships Held
 and Age                        Companies(1)    Time Served(2)    During Past 5 Years      Overseen by Director     by Director(3)
------------------------------------------------------------------------------------------------------------------------------------
John E. Clute                   Director            1999         Professor of Law,                 9           Director of Hecla
1221 West Riverside Avenue                                       Gonzaga University
Spokane, WA 99201                                                School of Law, since
Age: 69                                                          1991; Dean, Gonzaga
                                                                 University School of
                                                                 Law, from 1991 to
                                                                 2001.

Floyd Hall                      Director            1999         Chairman and Chief                9           None
190 Upper Mountain Road                                          Executive Officer of
Montclair, NJ 07042-1918                                         Floyd Hall Enterprises
Age: 65                                                          (baseball and ice
                                                                 skating facilities)
                                                                 from 1996 to present;
                                                                 Chairman, President
                                                                 and Chief Executive
                                                                 Officer of K-Mart
                                                                 Corporation from 1995
                                                                 to 2000.

Clark W. Jernigan               Director            1999         Principal, Austin                 9           Director of Staktrek
300 W. 6th Street                                                Ventures (venture                             Holdings Inc.
Austin, TX 78701                                                 capital firm), Austin,
Age: 42                                                          Texas since 2001;
                                                                 Director of Engineer-
                                                                 ing, Vice President
                                                                 and General Manager,
                                                                 Cirrus Logic, Inc.
                                                                 (consumer electronics
                                                                 solutions), Austin,
                                                                 Texas from 1997 to 2001.

Michael R. Mooney               Director            2003         Cardiologist, Minneapolis         9           None
900 E. 28th St., Suite 300                                       Cardiology Associates,
Minneapolis, MN 55407                                            Minneapolis, Minnesota
Age: 50                                                          from 1987 to present.

Darrell R. Wells                Director            1999         Chairman and President,           9           Director of Churchill
4350 Brownsboro Road                                             SMC Capital, Inc.                             Downs Inc. and
Suite 310                                                        (registered investment                        Citizens Financial
Louisville, KY 40207                                             adviser), Louisville,                         Inc.
Age: 61                                                          Kentucky.

(1) Each officer and director holds the same position(s) with The Jundt Growth Fund, Inc. and Jundt Funds, Inc., investment companies managed by the Investment Adviser.

(2) Officers of American Eagle Funds, Inc. serve one year terms, subject to annual reappointment by the Board of Directors. Directors serve a term of indefinite length until the earlier of death, resignation, removal or disqualification, and stand for re-election by shareholders only as and when required under the Investment Company Act.

(3) Only includes directorships not included in prior column that are held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

INTERESTED DIRECTORS

                                                   Term of
                             Position(s) Held     Office and           Principal              Number of Funds           Other
Name, Address,                   With Fund       Length of           Occupation(s)            in Fund Complex     Directorships Held
 and Age                        Companies(1)    Time Served(2)    During Past 5 Years      Overseen by Director     by Director(3)
------------------------------------------------------------------------------------------------------------------------------------
James R. Jundt(4)               Chairman            1999         Chairman of the Board,            9                     None
301 Carlson Parkway         of the Board                         Chief Executive Officer,
Suite 120                                                        Secretary and portfolio
Minnetonka, MN 55305                                             manager of the Investment
Age: 62                                                          Adviser since its
                                                                 inception in 1982;
                                                                 Chairman of the Board of
                                                                 the Distributor since
                                                                 1997.

Marcus E. Jundt(5)             President    President
301 Carlson Parkway         and Director    since 1999
Suite 120                                   and Director         Vice Chairman and                 9                     None
Minnetonka, MN 55305                        since 2000           portfolio manager of the
Age: 38                                                          Investment Adviser since
                                                                 1992; President of the
                                                                 Distributor since 1997.

(1) Each officer and director holds the same position(s) with The Jundt Growth Fund, Inc. and Jundt Funds, Inc., investment companies managed by the Investment Adviser.

(2) Officers of American Eagle Funds, Inc. serve one year terms, subject to annual reappointment by the Board of Directors. Directors serve a term of indefinite length until the earlier of death, resignation, removal or disqualification, and stand for re-election by shareholders only as and when required under the Investment Company Act.

(3) Only includes directorships not included in prior column that are held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

(4) James R. Jundt is considered to be an "interested person" (as defined in the Investment Company Act) of American Eagle Funds, Inc. because of his position as Chairman of the Board, Chief Executive Officer and Secretary of the Adviser and as Chairman of the Board of the Distributor. James R. Jundt is also deemed to be an interested person because he owns 100% of the stock of the Distributor. James R. Jundt is the father of Marcus E. Jundt.

(5) Marcus E. Jundt is considered to be an "interested person" (as defined in the Investment Company Act) of American Eagle Funds, Inc. because of his position as President of the Funds, as Vice Chairman of the Adviser, and as President of the Distributor. Marcus E. Jundt is also deemed to be an interested person because he owns 95% of the stock of the Adviser. Marcus E. Jundt is the son of James R. Jundt.

DIRECTORS AND OFFICERS (concluded)



OFFICERS

                                                   Term of
                             Position(s) Held     Office and           Principal                    Other
Name, Address,                   With Fund       Length of           Occupation(s)            Directorships Held
 and Age                        Companies(1)    Time Served(2)    During Past 5 Years           by Director(3)
----------------------------------------------------------------------------------------------------------------
Gerald M. Fitterer, CPA        Treasurer            2002         Chief Financial Officer            N/A
301 Carlson Parkway                                              of the Investment Adviser
Suite 120                                                        since 2002. Vice President
Minnetonka, MN 55305                                             of Finance/Director of
Age: 36                                                          Finance, Zamba Corporation
                                                                 (systems integration
                                                                 consulting), 2000 to 2002.
                                                                 Regional Controller,
                                                                 Renaissance Worldwide, Inc.
                                                                 (IT consulting), 1997 to
                                                                 2000.

James E. Nicholson             Secretary            1999         Partner with the law firm          N/A
2200 Wells Fargo Center                                          of Faegre & Benson LLP,
90 South Seventh Street                                          Minneapolis, Minnesota,
Minneapolis, MN 55402                                            which has served as general
Age: 52                                                          counsel to the Investment
                                                                 Adviser, American Eagle
                                                                 Funds, Inc., Jundt Growth
                                                                 Fund, Inc., Jundt Funds,
                                                                 Inc. and the Distributor
                                                                 since their inception.

(1) Each officer holds the same position(s) with The Jundt Growth Fund, Inc. and Jundt Funds, Inc., investment companies managed by the Investment Adviser.

(2) Officers of American Eagle Funds, Inc. serve one year terms, subject to annual reappointment by the Board of Directors.

(3) Only includes directorships not included in prior column that are held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

                              INVESTMENT ADVISER
                            Jundt Associates, Inc.
                              301 Carlson Parkway
                                   Suite 120
                             Minnetonka, MN 55305


                                  DISTRIBUTOR
                         U.S. Growth Investments, Inc.
                              301 Carlson Parkway
                                   Suite 120
                             Minnetonka, MN 55305


                                 ADMINISTRATOR
                        U.S. Bancorp Fund Services, LLC
                       615 E. Michigan Street, 3rd Floor
                              Milwaukee, WI 53202


                                TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                       615 E. Michigan Street, 3rd Floor
                              Milwaukee, WI 53202


                                   CUSTODIAN
                                U.S. Bank, N.A.
                               625 Walnut Street
                             Cincinnati, OH 45202


                             INDEPENDENT AUDITORS
                                   KPMG LLP
                            4200 Wells Fargo Center
                            90 South Seventh Street
                             Minneapolis, MN 55402


                                 LEGAL COUNSEL
                              Faegre & Benson LLP
                            2200 Wells Fargo Center
                            90 South Seventh Street
                             Minneapolis, MN 55402



FOR MORE INFORMATION CONCERNING EACH FUND (INCLUDING FEES, EXPENSES AND RISKS ASSOCIATED WITH AN INVESTMENT IN EACH FUND), CONTACT THE FUND AT 1-800-335-0333 OR YOUR INVESTMENT PROFESSIONAL FOR THE FUNDS' CURRENT PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE INVESTING. PAST PERFORMANCE SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY THE FUNDS' CURRENT PROSPECTUS.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT THE FUNDS' OFFICERS AND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING 1-800-335-0333.

A DESCRIPTION OF THE POLICIES AND PROCEDURES THAT THE FUNDS USE TO DETERMINE HOW TO VOTE PROXIES RELATING TO PORTFOLIO SECURITIES IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1-800-335-0333.

ITEM 2.  CODE OF ETHICS.

         As of the end of the period covered in this report, the Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in the instructions to Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Darrell R. Wells, a member of the Audit Committee, has been determined by the board of directors in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. In addition, Mr. Wells is an "independent" member of the Audit Committee as defined in the instructions to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) AUDIT FEES - The aggregate audit fees billed to the Registrant by its principal accountant, KPMG LLP ("KPMG"), for the years ending December 31, 2003 and 2002 were $37,500 and $37,718, respectively.

         (b) AUDIT-RELATED FEES - The aggregate audit-related fees billed to the Registrant by KPMG for the years ending December 31, 2003 and 2002 were $0 and $0, respectively.

                  The aggregate audit-related services billed by KPMG to the Registrant's investment adviser, Jundt Associates, Inc. ("Jundt Associates"), and any entity controlling, controlled by, or under common control with Jundt Associates that provides ongoing services to the Registrant, for the years ending December 31, 2003 and 2002 were $0 and $0, respectively.

         (c) TAX FEES - The aggregate tax fees billed to the Registrant by KPMG for the years ending December 31, 2003 and 2002 were $8,100 and $9,600, respectively. These fees were for review of tax returns and supporting schedules and review of excise distribution calculations.

                  The aggregate tax fees billed by KPMG to Jundt Associates and any entity controlling, controlled by, or under common control with Jundt Associates that provides ongoing services to the Registrant for the years ending December 31, 2003 and 2002 were $2,900 and $2,780, respectively.

         (d) ALL OTHER FEES - The aggregate other fees billed to the Registrant by KPMG for the years ending December 31, 2003 and 2002 were $0 and $0, respectively.

                  The aggregate other services billed by KPMG to Jundt Associates and any entity controlling, controlled by, or under common control with Jundt Associates that provides ongoing services to the Registrant for the years ending December 31, 2003 and 2002 were $0 and $0, respectively.

         (e)      (1)      Approval is required of all audit and significant
                           permitted non-audit engagements of KPMG, prior to the commencement of any such engagement, including pre-approval not only of services provided directly to the Registrant but also services provided to Jundt
                           Associates and any entity controlling, controlled by, or under common control with Jundt Associates that provides ongoing services to the Registrant where the nature of the services provided has a direct relationship to the operations or financial reporting of the Registrant; pre-approval may be given up to one year in advance of the audit or non-audit activity for which pre-approval is sought.

                           In any instance in which it may become necessary or desirable for the audit committee to grant immediate pre-approval of a non-material permissible non-audit service to be provided either by KPMG or by another audit firm, such pre-approval may be procured in writing from the chair of the Registrant's audit committee or, in the event of his or her unavailability, from any other member of the audit committee, as alternates. Any such pre-approval shall be subject to consideration and review by the audit committee at its next meeting.

         (e)      (2)      None of the services described in paragraphs (b)
                           through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule
                           2-01 of Regulation S-X.

         (f)      Not applicable.

         (g) For the years ending December 31, 2003 and 2002, the aggregate non-audit fees billed by KPMG to the Registrant, and to Jundt Associates and any entity controlling, controlled by, or under common control with Jundt Associates that provides ongoing services to the Registrant were $11,000 and $12,380, respectively.

         (h)      Since the effective date of the requirements of paragraph
                  (c)(7)(ii) of Rule 2-01 of Regulation S-X, the audit committee has pre-approved all non-audit services rendered to Jundt Associates and any entity controlling, controlled by, or under common control with Jundt Associates that provides ongoing services to the Registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
         Not applicable

ITEM 6.  [RESERVED].

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
         Not applicable

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
         Not applicable

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
         Not applicable

ITEM 10. CONTROLS AND PROCEDURES.

         (a) The Registrant's President and Treasurer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this form N-CSR was recorded, processed, summarized, and reported timely.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

         (a)      (1)      Any code of ethics, or amendment thereto, that is the
                           subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the
                           Item 2 requirements through filing of an exhibit.
                           Filed herewith.

         (a)      (2)      Certification pursuant to Section 302 of the
                           Sarbanes-Oxley Act of 2002. Filed herewith.

         (a)      (3)      Any written solicitation to purchase securities under
                           Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report or on behalf of the registrant to 10 or more persons. Not applicable.

         (b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        AMERICAN EAGLE FUNDS, INC.



                                      By             /s/ James R. Jundt
                                           -------------------------------------
                                           James R. Jundt, Chairman of the Board
                                      Date              March 5, 2004
                                           -------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                                      By             /s/ Marcus E. Jundt
                                           -------------------------------------
                                                Marcus E. Jundt, President
                                      Date              March 5, 2004
                                           -------------------------------------


                                      By          /s/ Gerald M. Fitterer
                                           -------------------------------------
                                               Gerald M. Fitterer, Treasurer
                                      Date              March 5, 2004
                                           -------------------------------------